WILLIAM BLAIR FUNDS

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2002


         Effective August 1, 2002, the portfolio managers have changed for the Income Fund. The Income Fund is co-managed by James S. Kaplan and Christopher T. Vincent.

         Chris Vincent, an associate of William Blair & Company, L.L.C., has co-managed the Fund since August, 2002. He joined William Blair in June, 2002 as a fixed-income portfolio manager. Previously, he was a managing director/senior portfolio manager with Zurich Scudder Investments for fourteen years. Prior to that he was with Ralston Purina Company for five years in the Treasury department where he was responsible for fixed income investments for the company's benefit plans. He has been affiliated with the Uhlich Children's Home in Chicago since 1991 as a Trustee, Treasurer and Advisory Board member and is a member of the Investment Analysts Society of Chicago and the Association for Investment Management and Research. Education: B.S., University of Missouri, M.B.A., Saint Louis University; and CFA.

         The information above regarding portfolio managers supplements and supersedes the disclosure in the "Income Fund-Portfolio Management" section of the Prospectuses.





July 22, 2002





                               WILLIAM BLAIR FUNDS
                              222 West Adams Street
                             Chicago, Illinois 60606